SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 24, 2010
______________________________

Management Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	333-152608 (Commission File Number)	26-1749145 (IRS Employer Identification Number)

2626 Cole Avenue, Suite 610
Dallas, Texas 75204
 (Address of principal executive offices)

Registrant's telephone number, including area code:    (214) 880-0400

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01   Other Events.

As previously reported, the Company, through its ownership interest in Armadillo Mining Corp. ("AMC"), had exclusive options to acquire the Caparrapi and Yacopi metallurgical coal mines in the Cundinamarca province of Colombia.  Effective November 24, 2010, the Company has elected not to pursue the exercise of these options although it is continuing to explore other suitable coal properties in Colombia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGEMENT ENERGY, INC.

Date: November 24, 2010	By:	/s/ Jack W. Hanks
Jack W. Hanks, President and
Chief Executive Officer